Exhibit 99(i)
                                                      Page 1 of 2
                 CONNECTICUT NATURAL GAS CORPORATION
                    Quarterly Report on Form 10-Q
                            Exhibit Index

                   Quarter Ended December 31, 1996

                                                       Document
       Item                 Description              Description
   ------------             -----------              ------------

   99(i)       Exhibit Index                            Ex-99.1

   27          Financial Data Schedule                  Ex-27
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